ARMADA FUNDS
                                  (THE "TRUST")

        AMENDED AND RESTATED PLAN PURSUANT TO RULE 18F-3 FOR OPERATION OF
                              A MULTI-CLASS SYSTEM

                                 I. INTRODUCTION

         This plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. The plan establishes the various classes of shares offered by the Trust's investment portfolios (the "Funds") and sets forth the differences among the classes, including the various services offered to shareholders, the different distribution arrangements for each class, the methods for allocating expenses relating to those differences and any conversion features or exchange privileges. Any material amendment to the plan is subject to prior approval of the Board of Trustees, including a majority of the disinterested Trustees. Notwithstanding the names designated for the various share classes in this plan, the officers of the Trust, for purposes of marketing a share class and offering for sale in the Trust's prospectuses, may designate a different name for a class of shares without prior Board approval.

                            II. ATTRIBUTES OF CLASSES

A.       GENERALLY

         The investment portfolios of Armada Funds are grouped into two different series referred to herein as the Armada Series and the UA Series.

         The Trust shall offer eight classes of shares. The eight classes of shares are: I shares, A shares, B shares, C shares, H shares, R shares, Class 1 shares and Class 2 shares. This plan becomes applicable to a Fund with respect to a particular class of shares upon adoption of a resolution by the Board of Trustees authorizing the offering of such class of shares by such Fund. Currently, I shares, A shares, B shares, C shares, H shares and R shares are available for purchase through Armada Series funds and Class 1 Shares and Class 2 Shares are available for purchase through UA Series funds. Share classes currently authorized for each Fund are set forth in Schedule A hereto.

         I, A, B, C, H, R, Class 1 and Class 2 shares of each Fund, as applicable, shall represent interests in the same portfolio of investments of the particular Fund, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to a class pursuant to any shareholder services plan or distribution plan adopted for the class and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any changes in expense allocations are reviewed and approved by a vote of the Board of Trustees, including a majority of the independent trustees; (b) the fact that a class shall vote separately on any matter submitted to the shareholders that pertains to (i) any shareholder services plan or distribution plan adopted for that class and (ii) the class expenses borne by the class; (c) the exchange privileges of each class of shares; (d) the legal designation of each class of shares; and (e) the different distribution and shareholder services relating to a class of shares.

B.       DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS, EXPENSES AND SALES
         CHARGES

         1.       MONEY MARKET FUNDS

                  A SHARES

                  A shares of a money market fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  A shares of a money market fund shall not be subject to a sales charge. A shares shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not as of the date hereof exceed .25% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in A shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for A and I Share Classes relating to the A and I classes of shares of the money market funds (the "A and I Plan"). The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I shares classes.

                  B SHARES

                  B shares of a money market fund shall not be available to new investors or for new investments in the Trust, but shall be available upon exchange only to existing shareholders of B shares of the Trust's other Funds. B shares of a money market fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of a money market funds shall not be subject to a sales charge, unless a shareholder holding such shares obtained them as a result of an exchange from B shares of another Fund, in which case such shares shall be subject to any applicable contingent deferred sales charge upon redemption calculated based on the initial purchase date of the shares. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the B Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of ..75% of the average net assets of each fund's B shares.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the B Shares Distribution Plan.

                  The Trust may also pay securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (individually, a "Service Organization" and collectively, the "Service Organizations") for administrative support services provided with respect to their customers' B shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to administrative servicing agreements ("Servicing Agreements"). Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25%, of the daily net asset value of B shares of a money market fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  C SHARES

                  C shares of a money market fund shall not be available to new investors or for new investments in the Trust, but shall be available upon exchange only to existing shareholders of C shares of the Trust's other Funds. C shares of a money market fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  C shares of a money market fund shall not be subject to a sales charge, unless a shareholder holding such shares obtained them as a result of an exchange from C shares of another Fund, in which case such shares shall be subject to any applicable contingent deferred sales charge upon redemption calculated based on the initial purchase date of the shares. Pursuant to the Trust's Distribution Agreement as it relates to C shares and the C Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's C shares may not exceed an annual rate of ..75% of the average net assets of each fund's C shares.

                  C shares shall be subject to a distribution fee payable pursuant to the C Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the C Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' C shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of C shares of the money market funds purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in C shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in C shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to C shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  H SHARES

                  H shares of a money market fund shall not be available to new investors or for new investments in the Trust, but shall be available upon exchange only to existing shareholders of H shares of the Trust's other Funds. H shares of a money market fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  H shares of a money market fund shall not be subject to a sales charge, unless a shareholder holding such shares obtained them as a result of an exchange from H shares of another Fund, in which case such shares shall be subject to any applicable contingent deferred sales charge upon redemption calculated based on the initial purchase date of the shares. Pursuant to the Trust's Distribution Agreement as it relates to H shares and the H Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's H shares may not exceed an annual rate of ..75% of the average net assets of each fund's H shares.

                  H shares shall be subject to a distribution fee payable pursuant to the H Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the H Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' H shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of H shares of the money market funds purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in H shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in H shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to H shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  I SHARES

                  I shares of a money market fund shall be available for purchase by banks and other financial institutions.

                  I shares of a money market fund shall not be subject to a sales charge or to a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the money market funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I share classes.

                  R SHARES

                  R shares of a money market fund shall be available for purchase generally through tax-deferred or tax-qualified plans and accounts, including, but not limited to: retirement plans offered through a plan sponsor, such as 401(k) plans, 403(b) plans and 457 plans; individual retirement accounts; non-retirement accounts, such as Coverdell Education Accounts and other tax-deferred savings accounts as may be approved in the future; and endowment or charitable funds and certain other institutional accounts.

                  R shares of a money market fund shall not be subject to a front-end sales charge. R shares of a money market fund shall be subject to a CDSC if the R shares are redeemed within eighteen months of purchase. The CDSC shall not exceed .75% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to R shares and the R Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's R shares may not exceed an annual rate of ..60% of the average net assets of each fund's R shares.

                  R shares shall be subject to a distribution fee payable pursuant to the R Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .60% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the R Shares Distribution Plan.

                  CLASS 1 SHARES

                  Class 1 shares of a money market fund shall be available for purchase primarily through selected defined benefit pension plans.

                  Class 1 shares of a money market fund shall not be subject to a sales charge.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the Class 1 Shares Distribution Plan relating to the Class 1 Shares of the money market funds (the "Class 1 Plan"). The Class 1 Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the Class 1 Shares in an amount not to exceed .10% of the average aggregate net assets of such Class 1 Shares.

                  CLASS 2 SHARES

                  Class 2 Shares of a money market fund shall be available for purchase primarily through defined contribution plans affiliated with selected organizations and individual members of selected organizations and their family members.

                  Class 2 Shares of a money market fund shall not be subject to a sales charge. Class 2 Shares shall be subject to a fee payable pursuant to the Shareholder Services Plan for Class 2 Shares adopted for the class which shall not as of the date hereof exceed .25% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for Class 2 Shares.

                  Services provided under the Shareholder Services Plan for Class 2 Shares may include (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Class 2 shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in Class 2 shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Class 2 shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the Class 2 Shares Distribution Plan relating to the Class 2 Shares of the money market funds (the "Class 2 Plan"). The Class 2 Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the Class 2 shares in an amount not to exceed .10% of the average aggregate net assets of such Class 2 Shares.

         2.       FIXED INCOME FUNDS

                  A SHARES

                  A shares of a fixed income fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  A shares of the fixed income funds, except for the Limited Maturity Bond, shall be subject to a sales charge which shall not as of the date hereof exceed 4.75% of the offering price of those shares. A shares of the Limited Maturity Bond Fund shall be subject to a sales charge which shall not as of the date hereof exceed 2.75% of the offering price of those shares. When the aggregate offering price of A shares purchased by an investor qualifies the investor to purchase such A shares without payment of a front-end sales charge, a contingent deferred sales charge of up to 1.00% may be imposed if such A shares are redeemed within one year of purchase. A shares also shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not exceed .25% (on an annualized basis) with respect to each fixed income fund of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in A shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the fixed income funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I shares classes.

                  B SHARES

                  B shares of a fixed income fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of a fixed income fund shall be subject to a contingent deferred sales charge ("CDSC") upon redemption which shall not exceed 5.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the B Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of .75% of the average net assets of each fund's B shares.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the B Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' B shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the B shares of each fixed income fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  C SHARES

                  C shares of a fixed income fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  C shares of a fixed income fund shall be subject to a CDSC if the C shares are redeemed within eighteen months of purchase. The CDSC shall not exceed 1.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to C shares and the C Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's C shares may not exceed an annual rate of .75% of the average net assets of each fund's C shares.

                  C shares shall be subject to a distribution fee payable pursuant to the C Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the C Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' C shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the C shares of each fixed income fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in C shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in C shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to C shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  H SHARES

                  H shares of a fixed income fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  H shares of a fixed income fund shall be subject to a sales charge which shall not, as of the date hereof, exceed 1.00% of the offering price of those shares. H shares of each fixed income fund shall also be subject to a CDSC if the H shares are redeemed within eighteen months of purchase. The CDSC shall not exceed 1.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to H shares and the H Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's H shares may not exceed an annual rate of ..75% of the average net assets of each fund's H shares.

                  H shares shall be subject to a distribution fee payable pursuant to the H Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the H Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' H shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the H shares of each fixed income fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in H shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in H shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to H shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  I SHARES

                  I shares of the fixed income funds shall be available for purchase by banks and other financial institutions.

                  I shares of the fixed income funds shall not be subject to a sales charge or to a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the fixed income funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I share classes.

                  R SHARES

                  R shares of a fixed income fund shall be available for purchase generally through tax-deferred or tax-qualified plans and accounts, including, but not limited to: retirement plans offered through a plan sponsor, such as 401(k) plans, 403(b) plans and 457 plans; individual retirement accounts; non-retirement accounts, such as Coverdell Education Accounts and other tax-deferred savings accounts as may be approved in the future; and endowment or charitable funds and certain other institutional accounts.

                  R shares of a fixed income fund shall not be subject to a front-end sales charge. R shares of a fixed income fund shall be subject to a CDSC if the R shares are redeemed within eighteen months of purchase. The CDSC shall not exceed .75% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to R shares and the R Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's R shares may not exceed an annual rate of ..60% of the average net assets of each fund's R shares.

                  R shares shall be subject to a distribution fee payable pursuant to the R Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .60% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the R Shares Distribution Plan.

                  CLASS 1 SHARES

                  Class 1 shares of a fixed income fund shall be available for purchase primarily through selected defined benefit pension plans.

                  Class 1 shares of a fixed income fund shall not be subject to a sales charge.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the Class 1 Shares Distribution Plan relating to the Class 1 Shares of the fixed income funds (the "Class 1 Plan"). The Class 1 Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the Class 1 Shares in an amount not to exceed .10% of the average aggregate net assets of such Class 1 Shares.

                  CLASS 2 SHARES

                  Class 2 Shares of a fixed income fund shall be available for purchase primarily through defined contribution plans affiliated with selected organizations and individual members of selected organizations and their family members.

                  Class 2 Shares of a fixed income fund shall not be subject to a sales charge. Class 2 Shares shall be subject to a fee payable pursuant to the Shareholder Services Plan for Class 2 Shares adopted for the class which shall not as of the date hereof exceed .25% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for Class 2 Shares.

                  Services provided under the Shareholder Services Plan for Class 2 Shares may include (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Class 2 shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in Class 2 shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Class 2 shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the Class 2 Shares Distribution Plan relating to the Class 2 Shares of the fixed income funds (the "Class 2 Plan"). The Class 2 Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the Class 2 shares in an amount not to exceed .10% of the average aggregate net assets of such Class 2 Shares.

         3.       EQUITY FUNDS

                  A SHARES

                  A shares of an equity fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  A shares of an equity fund shall be subject to a sales charge which shall not as of the date hereof exceed 5.50% of the offering price of those shares. When the aggregate offering price of A shares purchased by an investor qualifies the investor to purchase such A shares without payment of a front-end sales charge, a contingent deferred sales charge of up to 1.00% may be imposed if such A shares are redeemed within one year of purchase. A shares of each equity fund also shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not exceed .25% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in A shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the equity funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I shares classes.

                  B SHARES

                  B shares of an equity fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of an equity fund shall be subject to a CDSC upon redemption which shall not initially exceed 5.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the B Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of .75% of the average net assets of each fund's B shares of the Trust.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the B Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' B shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the B shares of each equity fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  C SHARES

                  C shares of an equity fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  C shares of an equity fund shall be subject to a CDSC if the C shares are redeemed within eighteen months of purchase. The CDSC shall not exceed 1.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to C shares and the C Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's C shares may not exceed an annual rate of .75% of the average net assets of each fund's C shares of the Trust.

                  C shares shall be subject to a distribution fee payable pursuant to the C Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the C Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' C shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder and Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the C shares of each equity fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in C shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in C shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to C shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  H SHARES

                  H shares of an equity fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  H shares of an equity fund shall be subject to a sales charge which shall not, as of the date hereof, exceed 1.00% of the offering price of those shares. H shares of each equity fund shall also be subject to a CDSC if the H shares are redeemed within eighteen months of purchase. The CDSC shall not exceed 1.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to H shares and the H Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's H shares may not exceed an annual rate of .75% of the average net assets of each fund's H shares of the Trust.

                  H shares shall be subject to a distribution fee payable pursuant to the H Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the H Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' H shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder and Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the H shares of each equity fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in H shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in H shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to H shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  I SHARES

                  I shares of an equity fund shall be available for purchase by banks and other financial institutions.

                  I shares of an equity fund shall not be subject to a sales charge or to a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the equity funds. The A and I Plan provides that each fund will compensate the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I share classes.

                  R SHARES

                  R shares of an equity income fund shall be available for purchase generally through tax-deferred or tax-qualified plans and accounts, including, but not limited to: retirement plans offered through a plan sponsor, such as 401(k) plans, 403(b) plans and 457 plans; individual retirement accounts; non-retirement accounts, such as Coverdell Education Accounts and other tax-deferred savings accounts as may be approved in the future; and endowment or charitable funds and certain other institutional accounts.

                  R shares of an equity fund shall not be subject to a front-end sales charge. R shares of an equity fund shall be subject to a CDSC if the R shares are redeemed within eighteen months of purchase. The CDSC shall not exceed .75% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to R shares and the R Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's R shares may not exceed an annual rate of .60% of the average net assets of each fund's R shares.

                  R shares shall be subject to a distribution fee payable pursuant to the R Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .60% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the R Shares Distribution Plan.

                  CLASS 1 SHARES

                  Class 1 shares of a equity fund shall be available for purchase primarily through selected defined benefit pension plans.

                  Class 1 shares of a equity fund shall not be subject to a sales charge.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the Class 1 Shares Distribution Plan relating to the Class 1 Shares of the equity funds (the "Class 1 Plan"). The Class 1 Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the Class 1 Shares in an amount not to exceed .10% of the average aggregate net assets of such Class 1 Shares.

                  CLASS 2 SHARES

                  Class 2 Shares of a equity fund shall be available for purchase primarily through defined contribution plans affiliated with selected organizations and individual members of selected organizations and their family members.

                  Class 2 Shares of a equity fund shall not be subject to a sales charge. Class 2 Shares shall be subject to a fee payable pursuant to the Shareholder Services Plan for Class 2 Shares adopted for the class which shall not as of the date hereof exceed .25% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for Class 2 Shares.

                  Services provided under the Shareholder Services Plan for Class 2 Shares may include (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Class 2 shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in Class 2 shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Class 2 shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the Class 2 Shares Distribution Plan relating to the Class 2 Shares of the equity funds (the "Class 2 Plan"). The Class 2 Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the Class 2 shares in an amount not to exceed .10% of the average aggregate net assets of such Class 2 Shares.

         4.       TAX EXEMPT FUNDS

                  A SHARES

                  A shares of the tax exempt funds shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  A shares of the tax exempt funds shall be subject to a sales charge which shall not as of the date hereof exceed 3.00% of the offering price of those shares for the Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds and 4.75% for the National Tax Exempt Bond and Michigan Municipal Bond Funds. When the aggregate offering price of A shares purchased by an investor qualifies the investor to purchase such A shares without payment of a front-end sales charge, a contingent deferred sales charge of up to 1.00% may be imposed if such A shares are redeemed within one year of purchase. A shares of the tax exempt funds also shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not exceed .25% (on an annualized basis) of the average daily net asset value of the A shares of the tax exempt funds beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in A shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the tax exempt funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I shares classes.

                  B SHARES

                  B shares of a tax exempt fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of a tax exempt fund shall be subject to a CDSC upon redemption which shall not exceed 5.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the B Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of .75% of the average net assets of each fund's B shares of the Trust.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the B Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' B shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the average daily net asset value of B shares of each tax exempt fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  C SHARES

                  C shares of a tax exempt fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  C shares of a tax exempt fund shall be subject to a CDSC if the C shares are redeemed within eighteen months of purchase. The CDSC shall not exceed 1.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to C shares and the C Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's C shares may not exceed an annual rate of .75% of the average net assets of each fund's C shares of the Trust.

                  C shares shall be subject to a distribution fee payable pursuant to the C Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the C Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' C shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the average daily net asset value of C shares of each tax exempt fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in C shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in C shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to C shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  H SHARES

                  H shares of a tax exempt fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  H shares of a tax-exempt fund shall be subject to a sales charge which shall not, as of the date hereof, exceed 1.00% of the offering price of those shares. H shares of each tax exempt fund shall also be subject to a CDSC if the H shares are redeemed within eighteen months of purchase. The CDSC shall not exceed 1.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to H shares and the H Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's H shares may not exceed an annual rate of ..75% of the average net assets of each fund's H shares of the Trust.

                  H shares shall be subject to a distribution fee payable pursuant to the H Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the H Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' H shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the average daily net asset value of H shares of each tax exempt fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in H shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in H shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to H shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  I SHARES

                  I shares of a tax exempt fund shall be available for purchase by banks and other financial institutions.

                  I shares of a tax exempt fund shall not be subject to a sales charge or a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the tax exempt funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I share classes.

         5.       ASSET ALLOCATION FUNDS

                  A SHARES

                  A shares of an asset allocation fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  A shares of the asset allocation funds shall be subject to a sales charge which shall not as of the date hereof exceed 4.75% of the offering price of those shares. When the aggregate offering price of A shares purchased by an investor qualifies the investor to purchase such A shares without payment of a front-end sales charge, a contingent deferred sales charge of up to 1.00% may be imposed if such A shares are redeemed within one year of purchase. A Shares also shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not exceed .25% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in A shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the asset allocation funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I share classes.

                  B SHARES

                  B shares of an asset allocation fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of an asset allocation fund shall be subject to a contingent deferred sales charge ("CDSC") upon redemption which shall not exceed 5.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the B Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of .75% with respect to the Balanced Allocation Fund and .65% with respect to each of the Conservative Allocation and Aggressive Allocation Funds of the average net assets of each fund's B shares.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .65% with respect to the Conservative Allocation and Aggressive Allocation Funds or .75% with respect to the Balanced Allocation Fund (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the B Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' B shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the B shares of each asset allocation fund, purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  C SHARES

                  C shares of an asset allocation fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  C shares of an asset allocation fund shall be subject to a CDSC if the C shares are redeemed within eighteen months of purchase. The CDSC shall not exceed 1.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to C shares and the C Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's C shares may not exceed an annual rate of ..75% with respect to the Balanced Allocation Fund and .65% with respect to each of the Conservative Allocation and Aggressive Allocation Funds of the average net assets of each fund's C shares.

                  C shares shall be subject to a distribution fee payable pursuant to the C Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .65% with respect to the Conservative Allocation and Aggressive Allocation Funds and .75% with respect to the Balanced Allocation Fund (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the C Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' C shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the C shares of each asset allocation fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in C shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in C shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to C shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  H SHARES

                  H shares of an asset allocation fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  H shares of an asset allocation fund shall be subject to a sales charge which shall not, as of the date hereof, exceed 1.00% of the offering price of those shares. H shares of each asset allocation fund shall be subject to a CDSC if the H shares are redeemed within eighteen months of purchase. The CDSC shall not exceed 1.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to H shares and the H Shares Distribution Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's H shares may not exceed an annual rate of .75% with respect to the Balanced Allocation Fund and ..65% with respect to each of the Conservative Allocation and Aggressive Allocation Funds of the average net assets of each fund's H shares.

                  H shares shall be subject to a distribution fee payable pursuant to the H Shares Distribution Plan adopted for the class which shall not as of the date hereof exceed .65% with respect to the Conservative Allocation and Aggressive Allocation Funds and .75% with respect to the Balanced Allocation Fund (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the H Shares Distribution Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' H shares, pursuant to the Shareholder Services Plan adopted for the class. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Shareholder Services Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the H shares of each asset allocation fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the Shareholder Services Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in H shares; (iii) processing dividend payments from the fund;
(iv) providing information periodically to customers showing their position in H shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to H shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  I SHARES

                  I shares of the asset allocation funds shall be available for purchase by banks and other financial institutions.

                  I shares of the asset allocation funds shall not be subject to a sales charge or to a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the asset allocation funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I share classes.

C.       EXCHANGE PRIVILEGES

                  A SHARES

                  Holders of A shares generally shall be permitted to exchange their A shares in an Armada Series Fund for A shares of other Armada Series Funds of the Trust in which the shareholders maintain an existing account. Exchanges of A shares into a Fund with a higher sales charge than the Fund from which the A shares are being exchanged shall be subject to an incremental sales charge (I.E., the difference between the lower and higher applicable sales charges). No additional sales charge will be incurred when exchanging A shares of a Fund for A shares of another Fund with the same, lower or no sales charge. The Trust shall not initially charge any exchange fee.

                  B SHARES

                  Holders of B Shares generally shall be permitted to exchange their B Shares in an Armada Series Fund for B Shares of other Armada Series Funds of the Trust without paying any exchange fee or CDSC at the time the exchange is made.

                  C SHARES

                  Holders of C Shares generally shall be permitted to exchange their C Shares in an Armada Series Fund for C Shares of other Armada Series Funds of the Trust without paying any exchange fee or CDSC at the time the exchange is made.

                  H SHARES

                  Holders of H Shares generally shall be permitted to exchange their H Shares in an Armada Series Fund for H Shares of other Armada Series Funds of the Trust without paying any sales charge, exchange fee or CDSC at the time the exchange is made.

                  R SHARES

                  Holders of R Shares generally shall be permitted to exchange their R Shares in an Armada Series Fund for R Shares of other Armada Series Funds of the Trust without paying any exchange fee or CDSC at the time the exchange is made. [Holders of R Shares in a Fund having an aggregate value that exceeds $1 million may also exchange their R Shares for A Shares of other Armada Series Funds of the Trust without paying any sales charge or exchange fee.]

                  I SHARES

                  Holders of I shares of an Armada Series Fund generally shall be permitted to exchange those shares for I shares of another Armada Series Fund of the Trust.

                  CLASS 1 SHARES

                  Holders of Class 1 Shares of a UA Series Fund generally shall be permitted to exchange those shares for Class 1 Shares of another UA Series Fund of the Trust.

                  CLASS 2 SHARES

                  Holders of Class 2 Shares of a UA Series Fund generally shall be permitted to exchange those shares for Class 2 Shares of another UA Series Fund of the Trust.

D.       CONVERSION FEATURES

                  A SHARES

                  The Trust shall not offer a conversion feature to holders of A shares.

                  B SHARES

                  B shares acquired by purchase generally shall convert automatically to A shares, based on relative net asset value, eight years after the beginning of the calendar month in which the shares were purchased.

                  B shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to A shares, based on relative net asset value, at the earlier of (a) eight years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased B shares that were not acquired through reinvestment of dividends or distributions.

                  C SHARES

                  The Trust shall not offer a conversion feature to holders of C shares.

                  H SHARES

                  The Trust shall not offer a conversion feature to holders of H shares.

                  R SHARES

                  The Trust shall not offer a conversion feature to holders of R shares.

                  I SHARES

                  The Trust shall not offer a conversion feature to holders of I shares.

                  CLASS 1 SHARES

                  The Trust shall not offer a conversion feature to holders of Class 1 Shares.

                  CLASS 2 SHARES

                  The Trust shall not offer a conversion feature to holders of Class 2 Shares.

E.       METHODOLOGY FOR ALLOCATING EXPENSES AMONG CLASSES

                  Class-specific expenses of a Fund shall be allocated to the specific class of shares of that Fund. Non-class-specific expenses of a Fund shall be allocated in accordance with Rule 18f-3(c) under the 1940 Act.



Last approved by the Board of Trustees: February 28, 2003

                                   SCHEDULE A
                            AUTHORIZED SHARE CLASSES
-----------------------------------------------------------------------------------------------------------
FUND NAME                                  A        B        C       H        I        R        1        2
---------                                  -        -        -       -        -        -        -        -
-----------------------------------------------------------------------------------------------------------
ARMADA SERIES
-----------------------------------------------------------------------------------------------------------
Core Equity Fund                           X        X        X       X        X        X
-----------------------------------------------------------------------------------------------------------
Equity Growth Fund                         X        X        X       X        X        X
-----------------------------------------------------------------------------------------------------------
Equity Index Fund                          X        X        X       X        X        X
-----------------------------------------------------------------------------------------------------------
International Equity Fund                  X        X        X       X        X        X
-----------------------------------------------------------------------------------------------------------
Large Cap Ultra Fund                       X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Large Cap Value Fund                       X        X        X       X        X        X
-----------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                        X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                      X        X        X       X        X        X
-----------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund                   X        X        X       X        X        X
-----------------------------------------------------------------------------------------------------------
Small Cap Value Fund                       X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund                    X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                 X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                   X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Conservative Allocation Fund               X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Bond Fund                                  X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
GNMA Fund                                  X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
High Yield Bond Fund                       X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                 X        X        X       X        X        X
-----------------------------------------------------------------------------------------------------------
Short Duration Bond Fund                   X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Strategic Income Bond Fund                 X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                X        X        X       X        X        X
-----------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                X        X        X       X        X        X
-----------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund               X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund              X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                  X        X        X       X        X
-----------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund           X        X        X       X        X
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
FUND NAME                                  A        B        C       H        I        R        1        2
---------                                  -        -        -       -        -        -        -        -
-----------------------------------------------------------------------------------------------------------
Government Money Market Fund               X                                  X
-----------------------------------------------------------------------------------------------------------
Money Market Fund                          X        X        X       X        X        X
-----------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund           X                                  X
-----------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund  X                                  X
-----------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund               X        X                         X
-----------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                 X                                  X
-----------------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund            X                                  X
-----------------------------------------------------------------------------------------------------------
UA SERIES
-----------------------------------------------------------------------------------------------------------
UA Emerging Markets Fund                                                                        X        X
-----------------------------------------------------------------------------------------------------------
UA International Equity Fund                                                                    X        X
-----------------------------------------------------------------------------------------------------------
UA Large Cap Ultra Fund                                                                         X        X
-----------------------------------------------------------------------------------------------------------
UA Large Cap Value Fund                                                                         X        X
-----------------------------------------------------------------------------------------------------------
UA Real Estate Fund                                                                             X        X
-----------------------------------------------------------------------------------------------------------
UA Small Cap Growth Fund                                                                        X        X
-----------------------------------------------------------------------------------------------------------
UA Small/Mid Cap Value Fund                                                                     X        X
-----------------------------------------------------------------------------------------------------------
UA High Yield Bond Fund                                                                         X        X
-----------------------------------------------------------------------------------------------------------
UA Short Duration Bond Fund                                                                     X        X
-----------------------------------------------------------------------------------------------------------
UA U.S. Government Income Fund                                                                  X        X
-----------------------------------------------------------------------------------------------------------
UA Money Market Fund                                                                            X        X
-----------------------------------------------------------------------------------------------------------